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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 2003


                          SOUTHERN ENERGY HOMES, INC.
             (Exact name of registrant as specified in its Charter)




    Delaware                         0-21204                    63-1083246
(State of Incorporation)     (Commission File Number)   (IRS Employer I.D. No.)




                        144 Corporate Way, P. O. Box 390
                             Addison, Alabama 35540
                    (Address of principal executive offices)


                                 (256) 747-8589
                        (Registrant's telephone number)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On December 15, 2003, Southern Energy Homes, Inc. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934, and announcing the Board's authorization of a common stock repurchase plan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.                Description

         99.1 Press release of Southern Energy Homes, Inc. issued December 15, 2003



                                   SIGNATURE

         Pursuant to the requirements fo the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 15, 2003                  Southern Energy Homes, Inc.


                                            By: /s/ Keith O. Holdbrooks
                                                ------------------------------
                                                    Keith O. Holdbrooks
                                                    Chief Executive Officer